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                                EXHIBIT 10.14.7


                     CONSTRUCTION ADMINISTRATION AGREEMENT

     This Agreement, made as of this 29th day of March, 1996, by and between ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership (the "Operating Partnership"), and ROBERTS PROPERTIES, INC., a Georgia corporation ("Roberts Properties"),

                              W I T N E S S E T H:

     WHEREAS, the Operating Partnership has acquired approximately 22.5 acres near the southeast corner of Peachtree Industrial Boulevard and Howell Ferry Road in Duluth, Georgia (the "Property") as described in the Prospectus of Roberts Realty Investors, Inc. (the "Company") dated November 1, 1995 (as supplemented, the "Prospectus"), and plans to construct on such property a 180-unit apartment community ("Howell Ferry"); and

     WHEREAS, the Operating Partnership desires that Roberts Properties perform certain administrative services relating to the construction of Howell Ferry;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

                                       1.

                                    Services

     Roberts Properties shall provide supervisory services to the Operating Partnership for a 12-month period to ensure that Howell Ferry is built in accordance with the plans and specifications provided.

                                       2.

                                  Compensation

     For the above services, Roberts Properties shall be paid a total of Two Hundred Twenty-five Thousand Dollars ($225,000), payable on the date hereof (which is the date of the initial closing of the offering described in the Prospectus).


     IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first above written.



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ROBERTS PROPERTIES RESIDENTIAL,         ROBERTS PROPERTIES, INC., a
L.P., a Georgia limited partnership     Georgia corporation

By: Roberts Realty Investors, Inc.,
    its General Partner                 By: /s/ Charles S. Roberts
                                            ----------------------------
                                            Charles S. Roberts, President

By: /s/ Charles S. Roberts
    ----------------------------------
    Charles S. Roberts, Chief Executive
    Officer and President

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